UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2025

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15723 (Commission File Number)	05-0376157 (IRS Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.05    Material Cybersecurity Incident.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 9, 2025 (the “Prior 8-K”), on June 5, 2025, United Natural Foods, Inc. (the “Company”) became aware of unauthorized activity on certain information technology (IT) systems. As disclosed in the Prior 8-K, the Company promptly activated its incident response plan and implemented containment measures, including proactively taking certain systems offline, which temporarily impacted the Company’s ability to fulfill and distribute customer orders. At this time, the Company does not anticipate sending any notifications to individual consumers as a result of this incident because it did not involve a breach of security of personal information or protected health information, as those terms are defined at law.

The unauthorized activity has since been contained and the Company is now regularly receiving and shipping products to retailers across its distribution network. Importantly, the Company has safely restored the core systems that its customers and suppliers use for electronic ordering and invoicing, which has enabled business operations to normalize. Throughout this process, the Company focused on proactively and transparently engaging with its customers and suppliers to support their unique business needs.

The Company has continued to closely monitor the effect of the incident on its business, financial condition, and results of operations. In the weeks following the incident, the Company experienced reduced sales volume and increased operational costs as the Company worked to drive solutions-oriented results for its customers. The Company has also incurred, and expects to continue to incur, direct expenses related to the investigation and remediation of the incident. Based on the information currently available to the Company, management believes that the incident is reasonably likely to have a material impact on the Company’s net income/(loss) and adjusted EBITDA for the fourth fiscal quarter of 2025 compared to its internal projections prior to the incident. The Company holds cybersecurity insurance that it currently expects will be adequate for the incident, and expects that the full claim and settlement process will extend into its 2026 fiscal year.

Item 7.01    Regulation FD Disclosure.

The Company intends to provide an update on its financial outlook for the remainder of fiscal year 2025 in July that is expected to reflect the Company’s strong operating results through the third quarter of fiscal 2025 and performance in the fourth quarter of fiscal 2025, including the anticipated quantitative impact of the incident described above in Item 1.05.

As of the date hereof, the Company does not expect that the incident described above in Item 1.05 will have a material impact on its financial condition or its ability to achieve its previously disclosed longer-term strategic and financial objectives.

The information contained in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including without limitation, the Company’s expectations or beliefs regarding future events, actions or performance related to the incident, including the results of the Company’s investigation of the incident and the impact on the Company and its financial condition and results of operations. Forward-looking statements typically are identified by use of terms such as “anticipate,” “believe,” “expect,” “project,” “may,” “will,” “should,” “could,” “likely” and similar words. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including but not limited to: the ongoing assessment and investigation of the incident, the adequacy of the Company’s response and effectiveness of its business continuity plans, the magnitude of the potential disruption to the Company’s business and operations, and the legal, regulatory, reputational and financial risks resulting from the incident as well as other factors that are described in the Company’s filings under the Securities Exchange Act of 1934, as amended, including under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended August 3, 2024 filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2024 and other filings the Company makes with the SEC. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. Any estimates of future results of operations are based on a number of assumptions, many of which are outside the Company’s control and should not be construed in any manner as a guarantee that such results will in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Giorgio Matteo Tarditi
Name:	Giorgio Matteo Tarditi
Title:	President and Chief Financial Officer

Date:    June 26, 2025